Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

19. COMMITMENTS AND CONTINGENCIES

Litigation

In the ordinary course of the business, the Group is subject to periodic legal or administrative proceedings. The Group accrues the liability when the loss is probable and reasonably estimable. On October 14, 2020, Cao Wang (a former employee) filed a lawsuit against Dr. Chis Chang Yu and the Company for a debt dispute of approximately RMB890. As of December 31, 2021, the Group has recorded a liability of RMB890 based on the best estimate of the management and the Company’s legal counsel as of December 31, 2021, which was included in accrued expenses and other current liabilities. On June 29, 2022, Cao Wang withdrew the lawsuit. As of December 31, 2022, there was no contingent liability accrued relating to legal or administrative proceedings.